ITEM 77Q1(E) NEW INVESTMENT ADVISORY CONTRACTS

Incorporated  by reference to exhibits  d(1)(ii),  (d)(2)(ii),  (d)(2)(iii)  and
(d)(2)(iv) to post-effective amendment no.116 to Registrant's registration statement filed on Form Type 485APOS on February 27, 2002 (Accession No. 0001127563-02-000032).